UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2005
WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5677 Airline Road,
Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 867-9971
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 SEVERANCE AND RELEASE AGREEMENT
EX-10.2 JOB OFFER SUMMARY

Item 1.01. Entry into a Material Definitive Agreement.
Severance and Release Agreement
On October 17, 2005, we entered into a severance and release agreement with R. Glen Coleman pursuant to which he was terminated from his position as President of U.S. Sales and Marketing. The agreement provides that, in exchange for certain releases and covenants by Mr. Coleman, we will provide him with severance pay consisting of compensation equal to 13 months of his former base salary, the base salary equivalent of his earned and unused vacation for 2005, and his premiums for COBRA continuation coverage under our group medical, dental and vision insurance plans for a period of 12 months. A copy of the severance and release agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference.
Appointment of Officer
On October 17, 2005, John R. Treace assumed the position of Executive Vice President of U.S. Sales. Mr. Treace previously served as a Special Assistant to the President of U.S. Sales and Marketing from January 1, 2004, to October 16, 2005, and as the Vice President of U.S. Sales from 2000 to 2003. In his new position, Mr. Treace will receive a base salary of $230,000 per year, will be eligible to receive incentive compensation under our executive performance incentive plan, and will be provided with a temporary housing allowance. In addition, subject to approval by the Compensation Committee of our Board of Directors, Mr. Treace will receive stock options to purchase 60,000 shares of common stock under our equity incentive plan. The stock options will have an exercise price equal to the fair market value, as provided in the plan, of our common stock on the grant date and will vest in full one year after the grant date. A copy of Mr. Treace’s job offer summary dated October 17, 2005, is attached to this report as Exhibit 10.2 and is incorporated herein by reference. Mr. Treace is the brother of James T. Treace, our Chairman of the Board, and the father of John T. Treace, our Vice President and General Manager of Biologics and Extremities.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description

10.1	Severance and Release Agreement dated as of October 17, 2005, between Wright Medical Technology, Inc. and R. Glen Coleman.

10.2	Job Offer Summary dated October 17, 2005, between Wright Medical Technology, Inc. and John R. Treace.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 19, 2005

WRIGHT MEDICAL GROUP, INC.

By:	/s/ F. Barry Bays F. Barry Bays
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.1	Severance and Release Agreement dated as of October 17, 2005, between Wright Medical Technology, Inc. and R. Glen Coleman.

10.2	Job Offer Summary dated October 17, 2005, between Wright Medical Technology, Inc. and John R. Treace.